EXECUTIVE LIFE INSURANCE AGREEMENT


Policy No. ("Policy")                     Insurer ("Insurer)
---------------------                     ------------------
__________                                Mass Mutual Life Insurance Co.
__________                                Northwestern Mutual Life Insurance Co.


Bank:             Millington Savings Bank, Millington, New Jersey ("Bank")

Insured:          __________________

Relationship of Insured to Bank:    Executive

The  respective   rights  and  duties  of  the  Bank  and  the  Insured  in  the above-referenced policy shall be pursuant to the terms set forth below:

I. DEFINITIONS

         Refer to the policy contract for the definition of all terms in this Agreement, which contract is incorporated by reference.

II. POLICY TITLE AND OWNERSHIP

         Title and ownership of the Policies referenced above shall reside in the Bank for its use and for the use of the Insured all in accordance with this Agreement. The Bank alone may, to the extent of its interest, exercise the right to borrow or withdraw on the policy cash values. Where the Bank and the Insured (or assignee, with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

III. BENEFICIARY DESIGNATION RIGHTS

         The Insured (or assignee) shall have the right and power to designate a beneficiary or beneficiaries to receive the Insured's share of the proceeds payable upon the death of the Insured, subject to any right or interest the Bank may have in such proceeds, as provided in this Agreement.

IV. PREMIUM PAYMENT METHOD

         The Bank shall pay an amount equal to the planned premiums and any other premium payments that might become necessary to keep the policy in force. Notwithstanding the foregoing, the Bank shall have the absolute and sole right to terminate and surrender the policy that is the subject matter of this Agreement.

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V. TAXABLE BENEFIT

         Annually, the Insured will recognize a taxable benefit equal to the assumed cost of insurance as required by the Internal Revenue Service ("IRS"), as determined from time to time. The Bank (or its administrator) will report to the Insured the amount of such imputed income each year on IRS Form W-2 or its equivalent.

VI. DIVISION OF DEATH PROCEEDS

         Subject to Paragraphs VII and X herein, the division of the death proceeds of the Policy is as follows:

         A.    If the Insured is:
               i)   employed by the Bank at the time of his or her death,
               ii) has retired from employment with the Bank after completion of not less than twenty (20 years of service with the Bank, or
               iii) has retired from  employment  with the Bank and at such date of retirement the sum of the Insured's age and years of service equals not less than 70 (subparagraph (ii) or (iii) constituting "Retirement"),

               then the Insured's Beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to payment from the Policy proceeds directly from the Insurer of an amount equal to two (2) hundred percent (200%) of:

                    1) the Insured's highest annual base salary (not including bonus, equity compensation, deferred compensation or any other forms of compensation) in effect at the Bank at any time during the three calendar years prior to the date of death of the Insured (if the Insured is employed by the Bank at the time of death), or

                    2) the Insured's highest annual base salary (not including bonus, equity compensation, deferred compensation or any other forms of compensation) paid by the Bank to the Insured during the three calendar years prior to the date of Retirement of the Insured (if the Insured's death shall follow the Retirement of the Insured).

               Notwithstanding the foregoing, the maximum payment due the Insured's beneficiary(ies) from the Insurer due under this Agreement and the sum of all of the Policies noted above shall not exceed $_______ in the aggregate. To the extent possible, an equal amount of each Policy's proceeds shall be payable to the Insured's Beneficiary(ies), not to exceed such Policy proceeds. Any amount payable in accordance with Section V1.A in excess of a Policy's proceeds shall thereafter be paid by any remaining Policies proceeds pro rata.


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         B.       Subject to the obligations  set forth therein,  the Bank shall be entitled to the remainder of such Policy proceeds.

VII. OWNERSHIP OF THE CASH SURRENDER VALUE OF THE POLICY

         The Bank shall at all times be entitled to one hundred percent (100%) of the Policy's cash value, as that term is defined in the Policy contract, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Bank. Such cash value shall be determined as of the date of surrender or death as the case may be.

VIII. CHANGE OF CONTROL OF BANK

         If a Change of Control of the Bank shall occur prior to the Insured's termination of employment or Retirement, then the death benefit coverage set forth in Section VI shall remain in effect until the Insured's death, unless this Agreement is otherwise terminated pursuant to its terms prior to such date of a Change in Control. Coverage under this Agreement for the Insured who terminates employment with the Bank (for reasons other than death or a Change in Control of the Bank) prior to completion of at least [ten] years of service with the Bank (and prior to the occurrence of a Change of Control) will cease on his or her last day of employment with the Bank.

         For purposes of the above, A "Change of Control" shall mean: (i) the sale of all, or substantially all, of the assets of the Bank or any Parent corporation ("Parent"); (ii) the merger or recapitalization of the Bank or the parent whereby the Bank or the Parent is not the surviving entity; (iii) a change in control of the Bank or the Parent, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Bank or Parent by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of the Parent stock, or the purchase of shares of up to twenty-five percent (25%) of any class of securities of the Parent by a tax-qualified employee stock benefit plan. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Board as to whether a change in control has occurred shall be conclusive and binding. However, a Change in Control shall not be deemed to have occurred as a result of (i) a holding company reorganization of the Bank and simultaneous acquisition of more than 50% of the Bank's stock (following the Bank's conversion to stock form) by a Parent, (ii) the reorganization of the Bank into a new holding company form whereby the Parent shall own 100% of the stock of the Bank and public stockholders shall own 100% of the Parent common stock, or (iii) the issuance of shares of Bank or Parent common stock to the public shareholders, provided that a

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          majority  of the  voting  stock of the Bank or  Parent  are owned by a mutual holding company in accordance with regulations of the State of New Jersey Department of Banking and Insurance or other applicable banking regulatory agency.

IX. RIGHTS OF INSURED OR ASSIGNEES

          The Insured may not, without the written consent of the Bank, assign to any individual, trust or other organization, any right, title or interest in the subject Policy nor any rights, options, privileges or duties created under this Agreement, other than the right to name a Beneficiary(ies) from time to time.

X. TERMINATION OF AGREEMENT

          This Agreement shall terminate upon the occurrence of any one of the following:

          A. The Insured shall be discharged from employment with the Bank "for cause." The term "for cause" shall include termination because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Plan; or

          B. Surrender, lapse, or other termination of the Policy by the Bank. The Policy (and all rights of the Insured and his/her beneficiaries) will also terminate if any regulatory agency requires the Bank to sever its relationship with the Executive, if the Bank is subjected to banking regulatory restrictions limiting its ability to pay such compensation to the Insured, upon the occurrence of the bankruptcy, insolvency, receivership or dissolution of the Bank, or as may otherwise be determined by the Bank in good faith.

                  Upon such termination, the Insured (or assignee) shall have a fifteen (15) day right to elect to receive from the Bank an absolute assignment of the policy in consideration of a cash payment from the Insured to the Bank, whereupon this Agreement shall terminate. Such cash payment referred to hereinabove shall be equal to the cash value of the policy on the date of such assignment, as defined in this Agreement.

                  If, within said fifteen (15) day period, the Insured fails to exercise said option, fails to procure the entire aforestated cash payment, or dies, then the option shall terminate and the Insured (or assignee) agrees that all of the Insured's rights, interest and claims in the policy shall terminate as of the date of the termination of this Agreement.


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                  The  Insured   expressly  agrees  that  this  Agreement  shall
                  constitute sufficient written notice to the Insured of the Insured's option to receive an absolute assignment of the policy as set forth herein.

                  Except as provided above, this Agreement shall terminate upon distribution of the death benefit proceeds in accordance with paragraph VI above.

XI.  AGREEMENT BINDING UPON THE PARTIES

     This  Agreement  shall  bind  the  Insured  and  the  Bank,   their  heirs,
     successors, personal representatives and assigns.

XII. GENDER

     Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

XIII. INSURANCE COMPANY NOT A PARTY TO THIS AGREEMENT

     The Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement. Payment or other performance in accordance with the policy provisions shall fully discharge the Insurer from any and all liability.

XIV. AMENDMENT OR REVOCATION

     It is agreed by and between the parties hereto that, during the lifetime of the Insured, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written consent fo the Insured and the Bank.

XV. EFFECTIVE DATE

     The Effective Date of this Agreement shall be January 1, 2004.

XVI. SEVERABILITY AND INTERPRETATION

     If a provision o f this Agreement is held to be invalid or unenforceable, the remaining provisions shall nonetheless be enforceable according to their terms. Further, in the event that any provision is held to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to law and enforced as amended.

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XVII.     APPLICABLE LAW

          The validity and interpretation of this Agreement shall be governed by the laws of the State of New Jersey.

XVIII.    ERISA PROVISIONS

The following provisions regarding the name fiduciary, the funding policy, the payment of benefits, and the claims procedure are part of this Agreement and are intended to meet the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"):

          a) The Bank shall be the name fiduciary for purposes of ERISA and this Agreement.

          b) All premiums paid with respect to the Policy shall be remitted to the Insurer when due in accordance with the Agreement.

          c) Benefits under this Agreement shall be paid directly by the Insurer, with those benefits in turn being based on the payment of premiums as provided in the Agreement.

          d) For the purposes of handling claims with respect to this Agreement, the "Claims Reviewer" shall be the Bank, unless another person or organizational unit is designated by the Bank as Claims Reviewer.

          e) An initial claim for benefits under the Agreement must be made by the Insured or his or her beneficiary in accordance with the terms of the Agreement or policy through which the benefits are provided. Not later than 90 days after receipt of such a claim, the Claims Reviewer will render a written decision on the claim to the claimant, unless special circumstances require the extension of such 90-day period. If such extension is necessary, the Claims Reviewer shall provide the Insured or the Insured's beneficiary with written notification of such extension before the expiration of the initial 90-day period. Such notice shall specify the reason or reasons for such extension and the date by which a final decision can be expected. In no event shall such extension exceed a period of 90 days from the end of the initial 90-day period. In the event the Claims Reviewer denies the claim of a Insured or the Insured's beneficiary in whole or in part, the Claims Reviewer's written notification shall specify, in a manner calculated to be understood by the claimant, the reason for the denial; a reference to the Agreement or insurance policy that is the basis for the denial; a description of any additional material or information necessary for the claimant to perfect the claim; an explanation as to why such information or material is necessary; and an explanation of the applicable claims procedure. Should the claim be denied in whole or in part and should the claimant be dissatisfied with the Claims Reviewer's disposition of the claimant's claim, the claimant may have a full and fair review of the claim by the Bank upon written request therefor submitted by the claimant or the claimant's duly authorized representative and received by the

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               Bank  within  60  days  after  the  claimant   receives   written
               notification that the claimant's claim has been denied. In connection with such review, the claimant or the claimant's duly authorized representative shall be entitled to review pertinent documents and submit the claimant's views as to the issues, in writing. The Bank shall act to deny or accept the claim within 60 days after receipt of the claimant's written request for review unless special circumstances require the extension of such 60-day period. If such extension is necessary, the Bank shall provide the claimant with written notification of such extension before the expiration of such initial 60-day period. In all events, the Bank shall act to deny or accept the claim within 120 days of the receipt of the claimant's written request for review. The action of the Bank shall be in the form of a written notice to the claimant and its contents shall include all of the requirements for action on the original claim. In no event may a claimant commence legal action for benefits the claimant believes are due the claimant until the claimant has exhausted all of the remedies and procedures afforded the claimant by this Section XVIII.


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Executed at the offices of the Bank, in Millington, New Jersey, this ____ day of
____________, 200__.

                                           Millington Savings Bank



______________________________             By:      ____________________________
Witness                                    Title:   ____________________________



______________________________             By:      ____________________________
Witness                                    Title:   ____________________________


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                             MILLINGTON SAVINGS BANK
                       EXECUTIVE LIFE INSURANCE AGREEMENT
                             BENEFICIARY DESIGNATION

Beneficiary Form                                   / / New          / / Change
----------------


________________________________________________________________________________
Name (last, first, middle initial)                              Social Security
                                                                Number

________________________________________________________________________________
Address

________________________________________________________________________________
Date of Hire                                Date of Birth

A.       BENEFICIARY DESIGNATIONS

At my death, I direct that the beneficiary under the Executive Life Insurance Agreement with Millington Savings Bank be paid to my primary beneficiary or beneficiaries. If none of my primary beneficiaries are living, please pay my accounts to my secondary beneficiary.

________________________________________________________________________________
Primary Beneficiary                                       Relationship


________________________________________________________________________________
Address


________________________________________________________________________________
Secondary Beneficiary                                     Relationship


________________________________________________________________________________
Address

MARITAL STATUS:            / / Married      / / Single

B.       EXECUTIVE AUTHORIZATION

I understand that the beneficiary elections made above will remain in effect until I file a Change Form with the Bank.

__________________________________________________________________
                                                     Date